Exhibit 10.3

                                               (U.S. ACCREDITED PURCHASERS ONLY)

NONE OF THE SECURITIES TO WHICH THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE "SUBSCRIPTION AGREEMENT") RELATES HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

                                  SUNERGY, INC

                    PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT
                                      UNITS

                       UNITED STATES ACCREDITED INVESTORS

                            INSTRUCTIONS TO PURCHASER

1.   THIS SUBSCRIPTION FORM is for use by United States Accredited Investors.

2.   COMPLETE the information on page 2 of this Subscription Agreement.

3. COMPLETE the Questionnaire attached on page 5 to this Subscription Agreement (the "Questionnaire").

4.   All other information must be filled in where appropriate.

           This is Page 2 of 12 pages of a subscription agreement and related appendices, schedules and forms. Collectively, these pages together are referred to as the "Subscription Agreement".

                    PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

TO:  SUNERGY,   INC  (the  "ISSUER"),   of  14362N.  Frank  Lloyd  Wright  Blvd.
     Scottsdale, AZ 85260

Subject and pursuant to the terms set out in the Terms on pages 3 to 4 of this Subscription Agreement, the General Provisions on pages 7 to 12 of this Subscription Agreement and the other schedules and appendices attached which are hereby incorporated by reference, the Purchaser hereby irrevocably subscribes for, and on Closing will purchase from the Issuer, the following securities at the following price:
                             _________________ UNITS

US$0.0075 per Unit for a total purchase price of US$ _____________________

The Purchaser  owns,  directly or  indirectly,  the following  securities of the
Issuer:
_____________________________________________________

[CHECK IF APPLICABLE]  The Purchaser is  [ ] an affiliate of the Issuer

The Purchaser directs the Issuer to issue, register and deliver the certificates representing the Purchased Securities as follows:

    REGISTRATION INSTRUCTIONS                DELIVERY INSTRUCTIONS

Name to appear on certificate        Name and account reference, if applicable

Account reference if applicable      Contact name

Address                              Address

                                     Telephone Number

EXECUTED by the Purchaser this _______ day of _____________, 2010. By executing this Subscription Agreement, the Purchaser certifies that the Purchaser and any beneficial purchaser for whom the Purchaser is acting is resident in the jurisdiction shown as the "Address of Purchaser".

          WITNESS:                          EXECUTION BY PURCHASER:

                                     X
Signature of Witness                 Signature of individual (if Purchaser IS
                                     an individual)

                                     X
                                     Authorized signatory (if Purchaser IS NOT
Name of Witness                      an individual)

Address of Witness                   Name of Purchaser (PLEASE PRINT)

                                     Name of authorized signatory (PLEASE PRINT)
Accepted this ___ day
of ____________, 2010

SUNERGY, INC                         Address of Purchaser (residence)

Per:                                 *Telephone Number

Authorized Signatory                 *Social Security/Insurance No./Gov ID No.:

* Required from all Purchasers

By signing this acceptance, the Issuer agrees to be bound by the Terms on pages 3 to 4 of this Subscription Agreement, the General Provisions on pages 7 to 12 of this Subscription Agreement and the other schedules and appendices incorporated by reference. IF FUNDS are delivered to the Company's lawyers, they are authorized to release the funds to the Issuer without further authorization from the Purchaser.

SUBSCRIPTION AGREEMENT (WITH RELATED APPENDICES,
SCHEDULES AND FORMS)                                                PAGE 3 OF 12

                                      TERMS

Reference date of this
Subscription Agreement            September 21, 2010 (the "Agreement Date")

                                  THE OFFERING

The Issuer                        SUNERGY, INC  (the "ISSUER" or the "COMPANY")

Offering The offering consists of units ("UNITS") Each Unit will consist of one common share in the capital of the Issuer (each, a "SHARE") and one common share purchase warrant (each, a "WARRANT"). Each Warrant shall be non-transferable and shall entitle the holder thereof to purchase one shares of common stock in the capital of the Issuer (each, a "Warrant Share"), as presently constituted, for a period of twelve months commencing from the Closing (as defined hereafter), at a price per Warrant Share of US$0.015.

                                  The Shares, Warrants and the Warrant Shares are referred to as the "Securities" or the "Purchased Securities".

Warrants Exercisable for 1 year from Closing at an exercise price of US$0.015 per Warrant Share for each Warrant.

Purchased Securities              The   "PURCHASED    SECURITIES"   under   this
                                  Subscription Agreement are Shares, Warrants and the Warrant Shares.

Total Amount                      This offering is not subject to any minimum or
                                  maximum offering.

Issue Price                       US$0.0075 per Unit.

Selling Jurisdictions             The Units may be sold in  jurisdictions  where
                                  they  may  be  lawfully   sold  (the  "SELLING
                                  JURISDICTIONS").

Exemptions                        The offering will be made in  accordance  with
                                  the following exemptions:

                                  (a)  the  Accredited   Investor  exemption  as
                                  defined by Regulation D promulgated under the 1933 Act

                                  (b) such other  exemptions as may be available
                                  the    securities    laws   of   the   Selling
                                  Jurisdictions.

No Registration of
 Securities                       The Securities will be registered with the SEC
                                  on a commercially reasonable efforts basis and will also be tradable in compliance with Rule
                                  144 restricted periods.

Resale restrictions and
 legends                          The    Purchaser    acknowledges    that   the
                                  certificates    representing   the   Purchased
                                  Securities will bear the following legends:

                                  "NONE OF THE SECURITIES TO WHICH THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE "SUBSCRIPTION AGREEMENT") RELATES HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS."

                                  Purchasers are advised to consult with their own legal counsel or advisors to determine the resale restrictions that may be applicable to them.

SUBSCRIPTION AGREEMENT (WITH RELATED APPENDICES,
SCHEDULES AND FORMS)                                                PAGE 4 OF 12


Closing Date                      The completion of the sale and purchase of the
                                  Units will take place in one or more closings, on a date or dates as agreed to by the Issuer and the Purchaser (the "CLOSING DATE").

Securities                        The  Shares,  the  Warrants  and  the  Warrant
                                  Shares.

                                   THE ISSUER

Jurisdiction of organization      The Issuer is  incorporated  under the laws of
                                  the State of Nevada.

"Securities Legislation
 Applicable to the Issuer"        The "SECURITIES  LEGISLATION APPLICABLE TO THE
                                  ISSUER" is the U.S. Securities Exchange Act of
                                  1934, and the Securities Commission having jurisdiction over the Issuer is the United
                                  States Securities and Exchange Commission.

                                  END OF TERMS

SUBSCRIPTION AGREEMENT (WITH RELATED APPENDICES,
SCHEDULES AND FORMS)                                                PAGE 5 OF 12

                                  UNITED STATES
                        ACCREDITED INVESTOR QUESTIONNAIRE

All capitalized terms herein, unless otherwise defined, have the meanings ascribed thereto in the Subscription Agreement.

This Questionnaire is for use by each Purchaser who is a US person (as that term is defined Regulation S of the United States Securities Act of 1933 (the "1933 Act")) and has indicated an interest in purchasing Shares of the Issuer. The purpose of this Questionnaire is to assure the Issuer that each Purchaser will meet the standards imposed by the 1933 Act and the appropriate exemptions of applicable state securities laws. The Issuer will rely on the information contained in this Questionnaire for the purposes of such determination. The Securities will not be registered under the 1933 Act in reliance upon the exemption from registration afforded by Section 3(b) and/or Section 4(2) and Regulation D of the 1933 Act. This Questionnaire is not an offer of the Securities or any other securities of the Issuer in any state other than those specifically authorized by the Issuer.

All information contained in this Questionnaire will be treated as confidential. However, by signing and returning this Questionnaire, each Purchaser agrees that, if necessary, this Questionnaire may be presented to such parties as the Issuer deems appropriate to establish the availability, under the 1933 Act or applicable state securities law, of exemption from registration in connection with the sale of the Securities hereunder.

The Purchaser covenants, represents and warrants to the Issuer that it satisfies one or more of the categories of "Accredited Investors", as defined by Regulation D promulgated under the 1933 Act, as indicated below: (Please initial in the space provide those categories, if any, of an "Accredited Investor" which the Purchaser satisfies.)

____ Category 1     An organization described in Section 501(c)(3) of the United
                    States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of US $5,000,000.

____ Category 2     A natural person whose  individual  net worth,  or joint net worth with that person's spouse, on the date of purchase exceeds US $1,000,000.

____ Category 3     A natural  person who had an individual  income in excess of
                    US $200,000 in each of the two most recent years or joint income with that person's spouse in excess of US $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

____ Category 4     A "bank" as defined under Section  (3)(a)(2) of the 1933 Act or savings  and loan  association  or other  institution  as defined in Section  3(a)(5)(A) of the 1933 Act acting in its individual or fiduciary capacity; a broker dealer registered pursuant  to Section 15 of the  SECURITIES  EXCHANGE  ACT OF
                    1934 (United  States);  an  insurance  company as defined in
                    Section  2(13)  of  the  1933  Act;  an  investment  company registered under the INVESTMENT  COMPANY ACT OF 1940 (United
                    States)  or a  business  development  company  as defined in
                    Section  2(a)(48) of such Act; a Small  Business  Investment
                    Company  licensed by the U.S. Small Business  Administration under Section 301(c) or (d) of the SMALL BUSINESS INVESTMENT
                    ACT OF 1958  (United  States);  a plan with total  assets in excess of $5,000,000  established and maintained by a state,
                    a   political   subdivision   thereof,   or  an   agency  or
                    instrumentality  of  a  state  or  a  political  subdivision thereof,  for the  benefit  of its  employees;  an  employee benefit plan within the meaning of the  EMPLOYEE  RETIREMENT
                    INCOME SECURITY ACT OF 1974 (United States) whose investment decisions  are  made  by a plan  fiduciary,  as  defined  in
                    Section 3(21) of such Act,  which is either a bank,  savings
                    and  loan  association,   insurance  company  or  registered
                    investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, whose investment decisions are made solely by persons that are accredited investors.

____ Category 5     A private business development company as defined in Section
                    202(a)(22)  of the  INVESTMENT  ADVISERS ACT OF 1940 (United
                    States).

SUBSCRIPTION AGREEMENT (WITH RELATED APPENDICES,
SCHEDULES AND FORMS)                                                PAGE 6 OF 12

____ Category 6     A director or executive officer of the Issuer.

____ Category 7     A trust  with  total  assets in excess  of  $5,000,000,  not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act.

____ Category 8     An entity  in which all of the  equity  owners  satisfy  the requirements of one or more of the foregoing categories.

Note that prospective Purchaser claiming to satisfy one of the above categories of Accredited Investor may be required to supply the Issuer with a balance sheet, prior years' federal income tax returns or other appropriate documentation to verify and substantiate the Purchaser's status as an Accredited Investor.

If the Purchaser is an entity which initialled Category 8 in reliance upon the Accredited Investor categories above, state the name, address, total personal income from all sources for the previous calendar year, and the net worth (exclusive of home, home furnishings and personal automobiles) for each equity owner of the said entity:

--------------------------------------------------------------------------------

The Purchaser hereby certifies that the information contained in this Questionnaire is complete and accurate and the Purchaser will notify the Issuer promptly of any change in any such information. If this Questionnaire is being completed on behalf of a corporation, partnership, trust or estate, the person executing on behalf of the Purchaser represents that it has the authority to execute and deliver this Questionnaire on behalf of such entity.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the ___ day of _______________, 2010.

If a Corporation, Partnership                  If an Individual:
or Other Entity:

---------------------------------              ---------------------------------
Print of Type Name of Entity                   Signature

---------------------------------              ---------------------------------
Signature of Authorized Signatory              Print or Type Name

---------------------------------
Type of Entity

SUBSCRIPTION AGREEMENT (WITH RELATED APPENDICES,
SCHEDULES AND FORMS)                                                PAGE 7 OF 12

                               GENERAL PROVISIONS

1. DEFINITIONS

1.1 In the Subscription Agreement (including the first (cover) page, the Terms on pages 3 to 4, these General Provisions and the other schedules, questionnaires and appendices incorporated by reference), the following words have the following meanings unless otherwise indicated:

     (a)  "1933 ACT" means the United States Securities Act of 1933, as amended;

     (b) "APPLICABLE LEGISLATION" means the Securities Legislation Applicable to the Issuer (as defined on page 8) and all legislation incorporated in the definition of this term in other parts of the Subscription Agreement, together with the regulations and rules made and promulgated under that legislation and all administrative policy statements, blanket orders and rulings, notices and other administrative directions issued by the Commissions;

     (c) "CLOSING" means the completion of the sale and purchase of the Purchased Securities;

     (d)  "CLOSING DATE" has the meaning assigned in the Terms;

     (e) "CLOSING YEAR" means the calendar year in which the Closing takes place;

     (f) "COMMISSIONS" means the Commissions with Jurisdiction over the Issuer (as defined on page 4) and the securities commissions incorporated in the definition of this term in other parts of the Subscription Agreement;

     (g)  "FINAL CLOSING" means the last closing under the Private Placement;

     (h)  "GENERAL   PROVISIONS"   means  those  portions  of  the  Subscription
          Agreement headed "GENERAL PROVISIONs" and contained on pages 7 to 12;

     (i) "PRIVATE PLACEMENT" means the offering of the Units on the terms and conditions of this Subscription Agreement;

     (j)  "PURCHASED SECURITIES" has the meaning assigned in the Terms;

     (k)  "REGULATORY AUTHORITIES" means the Commissions;

     (l)  "SECURITIES" has the meaning assigned in the Terms;

     (m) "SUBSCRIPTION AGREEMENT" means the first (cover) page, the Terms on pages 3 to 4, the General Provisions and the other schedules and appendices incorporated by reference; and

     (n) "TERMS" means those portions of the Subscription Agreement headed "Terms" and contained on pages 3 to 4.

1.2 In the Subscription Agreement, the following terms have the meanings defined in Regulation S under the 1933 Act: "Directed SELLING EFFORTS", "FOREIGN ISSUER", "SUBSTANTIAL U.S. MARKET INTEREST", "U.S. PERSON" and "UNITED STATES".

1.3 In the Subscription Agreement, unless otherwise specified, currencies are indicated in U.S. dollars.

1.4 In the Subscription Agreement, other words and phrases that are capitalized have the meanings assigned to them in the body hereof.

SUBSCRIPTION AGREEMENT (WITH RELATED APPENDICES,
SCHEDULES AND FORMS)                                                PAGE 8 OF 12

2. ACKNOWLEDGEMENTS, REPRESENTATIONS AND WARRANTIES OF PURCHASER

2.1 ACKNOWLEDGEMENTS CONCERNING OFFERING

The Purchaser acknowledges that:

     (a) the Securities have not been registered under the 1933 Act, or under any state securities or "blue sky" laws of any state of the United States, and are being offered only in a transaction not involving any public offering within the meaning of the 1933 Act, and, unless so registered, may not be offered or sold in the United States or to U.S. Persons (as defined herein), except pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act, and in each case only in accordance with applicable state securities laws;

     (b) the Company will refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

     (c) the Company has not undertaken, and will have no obligation, to register any of the Securities under the 1933 Act;

     (d) the decision to execute this Subscription Agreement and purchase the Units agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company and such decision is based entirely upon a review of information (the "Company Information") which has been provided by the Company to the Purchaser. If the Company has presented a business plan or any other type of corporate profile to the Purchaser, the Purchaser acknowledges that the business plan, the corporate profile and any projections or predictions contained in any such documents may not be achieved or be achievable;

     (e) the Purchaser and the Purchaser's advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company regarding the Offering, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the Company Information, or any business plan, corporate profile or any other document provided to the Purchaser;

     (f) the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Purchaser during reasonable business hours at its principal place of business and that all documents, records and books pertaining to this Offering have been made available for inspection by the Purchaser, the Purchaser's attorney and/or advisor(s);

     (g) by execution hereof the Purchaser has waived the need for the Company to communicate its acceptance of the purchase of the Units pursuant to this Subscription Agreement;

     (h) the Company is entitled to rely on the representations and warranties and the statements and answers of the Purchaser contained in this Subscription Agreement and in the Questionnaire, and the Purchaser will hold harmless the Company from any loss or damage it may suffer as a result of the Purchaser's failure to correctly complete this Subscription Agreement or the Questionnaire;

     (i) the Purchaser will indemnify and hold harmless the Company and, where applicable, its respective directors, officers, employees, agents, advisors and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced

SUBSCRIPTION AGREEMENT (WITH RELATED APPENDICES,
SCHEDULES AND FORMS)                                                PAGE 9 OF 12

          or threatened) arising out of or based upon any representation or warranty of the Purchaser contained herein, the Questionnaire or in any other document furnished by the Purchaser to the Company in connection herewith, being untrue in any material respect or any breach or failure by the Purchaser to comply with any covenant or agreement made by the Purchaser to the Company in connection therewith;

     (j) the issuance and sale of the Units to the Purchaser will not be completed if it would be unlawful or if, in the discretion of the Company acting reasonably, it is not in the best interests of the Company;

     (k) the Purchaser has been advised to consult its own legal, tax and other advisors with respect to the merits and risks of an investment in the Units and with respect to applicable resale restrictions and it is solely responsible (and the Company is in any way responsible) for compliance with applicable resale restrictions;

     (l) the Securities are not listed on any stock exchange or automated dealer quotation system and no representation has been made to the Purchaser that any of the Securities will become listed on any stock exchange or automated dealer quotation system;

     (m) neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities ;

     (n) no documents in connection with this Offering have been reviewed by the SEC or any state securities administrators;

     (o) there is no government or other insurance covering any of the Securities ;

     (p) this Subscription Agreement is not enforceable by the Purchaser unless it has been accepted by the Company, and the Purchaser acknowledges and agrees that the Company reserves the right to reject any Subscription for any reason; and

     (q) By executing and delivering this Agreement, each Purchaser will have directed the Company not to include a Canadian Legend on any certificates representing the Securities to be issued to such Purchaser. As a consequence, the Purchaser will not be able to rely on the resale provisions of National Instrument 45-102, and any subsequent trade in the Securities during or after the Canadian hold period described therein will be a distribution subject to the prospectus and registration requirements of Canadian securities legislation, to the extent that the trade is at that time subject to any such Canadian securities legislation.

2.2 REPRESENTATIONS BY THE PURCHASER

The Purchaser represents and warrants to the Issuer that, as at the Agreement Date and at the Closing:

     (r)  the Purchaser is resident in the United States;

     (s) the Purchaser has received and carefully read this Subscription Agreement;

     (t) the Purchaser has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto and, if the Purchaser is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Subscription Agreement on behalf of the Purchaser;

     (u) the Purchaser (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to

SUBSCRIPTION AGREEMENT (WITH RELATED APPENDICES,
SCHEDULES AND FORMS)                                               PAGE 10 OF 12

          bear the economic risks of an investment in the Units for an indefinite period of time, and can afford the complete loss of such investment;

     (v)  the   Purchaser  is  aware  that  an  investment  in  the  Company  is speculative and involves certain risks, including the possible loss of the investment;

     (w) the entering into of this Subscription Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or, if applicable, the constating documents of, the Purchaser, or of any agreement, written or oral, to which the Purchaser may be a party or by which the Purchaser is or may be bound;

     (x) the Purchaser has duly executed and delivered this Subscription Agreement and it constitutes a valid and binding agreement of the Purchaser enforceable against the Purchaser;

     (y) the Purchaser has the requisite knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment in the Units and the Company, and the Purchaser is providing evidence of such knowledge and experience in these matters through the information requested in the Questionnaire;

     (z) the Purchaser understands and agrees that the Company and others will rely upon the truth and accuracy of the acknowledgements, representations and agreements contained in this Subscription Agreement, and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Purchaser shall promptly notify the Company;

     (aa) all information contained in the Questionnaire is complete and accurate and may be relied upon by the Company, and the Purchaser will notify the Company immediately of any material change in any such information occurring prior to the closing of the purchase of the Securities ;

     (bb) the Purchaser is purchasing the Units for its own account for investment purposes only and not for the account of any other person and not for distribution, assignment or resale to others, and no other person has a direct or indirect beneficial interest is such Units, and the Purchaser has not subdivided his interest in the Units with any other person;

     (cc) the Purchaser is not an underwriter of, or dealer in, the common shares of the Company, nor is the Purchaser participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities ;

     (dd) the Purchaser has made an independent examination and investigation of an investment in the Units and the Company and has depended on the advice of its legal and financial advisors and agrees that the Company will not be responsible in anyway whatsoever for the Purchaser's decision to invest in the Units and the Company;

     (ee) if the Purchaser is acquiring the Units as a fiduciary or agent for one or more investor accounts, the investor accounts for which the Purchaser acts as a fiduciary or agent satisfy the definition of an "Accredited Investor", as the term is defined under Regulation D of the 1933 Act;

     (ff) if the Purchaser is acquiring the Units as a fiduciary or agent for one or more investor accounts, the Purchaser has sole investment discretion with respect to each such account, and the Purchaser has full power to make the foregoing acknowledgements, representations and agreements on behalf of such account;

     (gg) the Purchaser is not aware of any advertisement of any of the Units and is not acquiring the Units as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper,

SUBSCRIPTION AGREEMENT (WITH RELATED APPENDICES,
SCHEDULES AND FORMS)                                               PAGE 11 OF 12

          magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising; and

     (hh) no person has made to the Purchaser any written or oral representations: (i) that any person will resell or repurchase any of the Securities ; (ii) that any person will refund the purchase price of any of the Securities ; (iii) as to the future price or value of any of the Securities; or

     (iv) that any of the Securities will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Securities of the Company on any stock exchange or automated dealer quotation system.

2.3 RELIANCE, INDEMNITY AND NOTIFICATION OF CHANGES

The representations and warranties in the Subscription Agreement (including the first (cover) page, the Terms, the General Provisions and the other schedules and appendices incorporated by reference) are made by the Purchaser with the intent that they be relied upon by the Issuer in determining its suitability as a purchaser of Purchased Securities, and the Purchaser hereby agrees to indemnify the Issuer against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur as a result of reliance thereon. The Purchaser undertakes to notify the Issuer immediately of any change in any representation, warranty or other information relating to the Purchaser set forth in the Subscription Agreement (including the first (cover) page, the Terms, the General Provisions and the other schedules and appendices incorporated by reference) which takes place prior to the Closing.

2.4 SURVIVAL OF REPRESENTATIONS AND WARRANTIES

The representations and warranties contained in this Section will survive the Closing.

3. ISSUER'S ACCEPTANCE

The Subscription Agreement, when executed by the Purchaser, and delivered to the Issuer, will constitute a subscription for Units which will not be binding on the Issuer until accepted by the Issuer by executing the Subscription Agreement in the space provided on the face page(s) of the Agreement and, notwithstanding the Agreement Date, if the Issuer accepts the subscription by the Purchaser, the Subscription Agreement will be entered into on the date of such execution by the Issuer.

4. CLOSING

4.1 On or before the end of the fifth business day before the Closing Date, the Purchaser will deliver to the Issuer the Subscription Agreement and all applicable schedules and required forms, duly executed, and payment in full for the total price of the Purchased Securities to be purchased by the Purchaser.

4.2 At Closing, the Issuer will deliver to the Purchaser the certificates representing the Purchased Securities purchased by the Purchaser registered in the name of the Purchaser or its nominee, or as directed by the Purchaser.

5. MISCELLANEOUS

5.1 The Purchaser agrees to sell, assign or transfer the Securities only in accordance with the requirements of applicable securities laws and any legends placed on the Securities as contemplated by the Subscription Agreement.

SUBSCRIPTION AGREEMENT (WITH RELATED APPENDICES,
SCHEDULES AND FORMS)                                               PAGE 12 OF 12

5.2 The Purchaser hereby authorizes the Issuer to correct any minor errors in, or complete any minor information missing from any part of the Subscription Agreement and any other schedules, forms, certificates or documents executed by the Purchaser and delivered to the Issuer in connection with the Private Placement.

5.3 The Issuer may rely on delivery by fax machine of an executed copy of this subscription, and acceptance by the Issuer of such faxed copy will be equally effective to create a valid and binding agreement between the Purchaser and the Issuer in accordance with the terms of the Subscription Agreement.

5.4 Without limitation, this subscription and the transactions contemplated by this Subscription Agreement are conditional upon and subject to the Issuer's having obtained such regulatory approval of this subscription and the transactions contemplated by this Subscription Agreement as the Issuer considers necessary.

5.5 This Subscription Agreement is not assignable or transferable by the parties hereto without the express written consent of the other party to this Subscription Agreement.

5.6 Time is of the essence of this Subscription Agreement.

5.7 Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for in this Subscription Agreement, this Subscription Agreement contains the entire agreement between the parties with respect to the Securities and there are no other terms, conditions, representations or warranties whether expressed, implied, oral or written, by statute, by common law, by the Issuer, or by anyone else.

5.8 The parties to this Subscription Agreement may amend this Subscription Agreement only in writing.

5.9 This Subscription Agreement enures to the benefit of and is binding upon the parties to this Subscription Agreement and their successors and permitted assigns.

5.10 A party to this Subscription Agreement will give all notices to or other written communications with the other party to this Subscription Agreement concerning this Subscription Agreement by hand or by registered mail addressed to the address given on page 1.

5.11 This Subscription Agreement is to be read with all changes in gender or number as required by the context.

5.12 This Subscription Agreement will be governed by and construed in accordance with the internal laws of Nevada (without reference to its rules governing the choice or conflict of laws), and the parties hereto irrevocably attorn and submit to the exclusive jurisdiction of the courts of Nevada with respect to any dispute related to this Subscription Agreement.



                            End of General Provisions

                          End of Subscription Agreement